Exhibit 99.1

MERCANTILE BANKSHARES CORPORATION

FOR IMMEDIATE RELEASE	July 26, 2005

Baltimore, Maryland

MERCANTILE BANKSHARES REPORTS SECOND QUARTER RESULTS

Edward J. Kelly, III, Chairman, President and Chief Executive Officer of Mercantile Bankshares Corporation (“Bankshares”) (Nasdaq: MRBK), today reported that net income for the quarter ended June 30, 2005 was $67.9 million, a 20.5% increase over net income of $56.3 million for the same period in 2004 and an 8.4% increase over the $62.6 million reported for the first quarter of 2005.  The results of operations for Community Bank of Northern Virginia (“CBNV”) are included subsequent to the close of business on May 18, 2005. On the merger date, CBNV had total loans of $0.7 billion, total earning assets of $0.8 billion, and total deposits of $0.6 billion.

For the quarter ended June 30, 2005, diluted net income per share was $0.84, an increase of 18.3% over the $0.71 reported for the second quarter of 2004.  Adjusted weighted average shares outstanding increased from 79.8 million for the quarter ended June 30, 2004 to 81.2 million for the quarter ended June 30, 2005.  The increase was due primarily to 2.4 million shares issued in connection with the CBNV acquisition.

For the six months ended June 30, 2005, net income was $130.5 million, an increase of 16.5% over the $112.0 million reported for the six months ended June 30, 2004. Diluted net income per share for 2005 was $1.62, a 15.7% increase over the $1.40 for the six months ended June 30, 2004.  Adjusted weighted average shares outstanding increased from 80.0 million for the six months ended June 30, 2004 to 80.5 million for the six months ended June 30, 2005 due primarily to the acquisition of CBNV.

Bankshares also reports cash operating earnings defined as “GAAP” (Generally Accepted Accounting Principles) earnings excluding the amortization of intangible assets associated with purchase accounting for business combinations; securities gains and losses; and other significant gains, losses or expenses (such as those associated with integrating acquired entities’ operations into Bankshares) unrelated to Bankshares’ core operations.  Cash operating earnings totaled $67.1 million for the second quarter of 2005, an increase of 17.1% over the $57.3 million for the same period in 2004 and a 6.3% increase over the $63.1 million for the first quarter of 2005.  Diluted cash operating earnings per share for the second quarter of 2005 were $0.83, an increase of 15.3% over $0.72 for the second quarter of 2004 and an increase of 5.1% over $0.79 for the first quarter of 2005.  A reconciliation of GAAP basis net income to cash operating earnings can be found on page 15 of this release.

For the six months ended June 30, 2005, cash operating earnings were $130.2 million, an increase of 14.1% over the $114.1 million reported for the six months ended June 30, 2004. Diluted cash operating earnings per share for the first half of 2005 were $1.62 compared with $1.43 for the same period in 2004.

Mr. Kelly stated, “I am pleased with the quarter.  Both net income and earnings per share were up strongly; the net interest margin expanded; loan growth was good; we had net recoveries in the quarter; and other operating metrics showed positive trends.  We also completed the merger of CBNV, which increased our presence in important markets, and are intently focused on achieving a successful integration.”

Net interest income for the quarter ended June 30, 2005 increased 14.1% to $152.4 million from $133.5 million in the second quarter of last year. This increase was due principally to loan growth and improvement in the net interest margin to 4.46% from 4.29% in the second quarter of last year. The net interest margin improved two (2) basis points from the first quarter of 2005.  Average loans grew 13.3% year-over-year with CBNV contributing 3.3% of that growth based on $319.0 million in average acquired loans.  Average deposits grew 8.4% year-over-year with CBNV contributing 2.9% of that growth based on $299.6 million in average acquired deposits.

Net interest income for the first six months of 2005 increased to $295.5 million or 12.0% over the $263.9 million for the first six months of last year.  The growth in net interest income was attributable to an 11.9% growth in average loans, with CBNV contributing 1.7% of that growth based on $160.0 million in average acquired loans.  The net interest margin increased from 4.29% to 4.45%.  Fifteen (15) basis points of the improvement in the net interest margin were attributable to the effect of noninterest-bearing funds, which consist primarily of demand deposits and shareholders’ equity.

At June 30, 2005, nonperforming assets amounted to $27.7 million or 0.24% of period-end loans and other real estate owned. The comparable nonperforming asset ratios were 0.30% and 0.41% at March 31, 2005 and June 30, 2004, respectively.  Loans past due 30-89 days were $43.7 million at June 30, 2005 compared with $47.5 million at March 31, 2005 and $33.1 million at June 30, 2004.

The allowance for loan losses was $157.1 million at June 30, 2005, representing 1.38% of total loans. The allowance for loan losses to total loans was 1.43% at March 31, 2005 and 1.62% at June 30, 2004.  The decrease in the allowance for loan losses to total loans from the prior quarter was due to favorable credit quality trends, strong loan growth and the CBNV acquisition.  The allowance for loan losses as a percentage of nonperforming loans increased from 397.19% at June 30, 2004 to 583.82% at June 30, 2005.  Net recoveries for the quarter ended June 30, 2005 were $1.0 million.  The comparable figures for the quarters ended March 31, 2005 and June 30, 2004 were net charge-offs of $0.7 million and $0.6 million, respectively. No provision for possible loan losses was taken for the quarter ended June 30, 2005 compared with $0.8 million and $2.4 million for the quarters ended March 31, 2005 and June 30, 2004, respectively.

Noninterest income, which includes investment and wealth management fees, service charges on deposit accounts, mortgage banking-related fees, securities gains, income from nonmarketable investments and other income, increased 17.5% to $60.1 million in the second quarter of 2005 from $51.1 million in the second quarter of 2004.  Investment and wealth management fees increased by 3.7% to $23.8 million from the second quarter of 2004, but were down 1.2% from the first quarter of 2005.  Income from nonmarketable investments, primarily private equity and hedge fund investments, increased to $4.2 million from $0.5 million.  Improved returns on private equity investments were partially offset by a decline in the performance of the hedge funds of funds investments. Other income for the second quarter of 2005 included a gain of $3.4 million from the sale of bank facilities.

Noninterest income for the six months ended June 30, 2005 increased to $117.9 million or 13.1% over the $104.3 million for the six months ended June 30, 2004.  This increase was due largely to a 6.5% increase in investment and wealth management income to $47.8 million, a 104.0% improvement in nonmarketable investment income to $9.5 million and $4.5 million of gains on facilities sales compared with $0.9 million in the prior year.

Noninterest expenses, which include salaries, employee benefits, net occupancy expense of bank premises, furniture and equipment expenses, communications and supplies and other expenses, increased by 11.3% for the quarter ended June 30, 2005 to $103.9 million from $93.4 million in the second quarter of 2004.  This increase was primarily attributable to $2.3 million of operating expenses at CBNV from the date of the acquisition, $1.9 million in normal salary increases, $2.1 million in higher incentive levels based on improved performance, and higher occupancy and backoffice outsourcing expenses.

Noninterest expenses for the six months ended June 30, 2005 increased to $204.1 million or 9.3% over the $186.8 million for the six months ended June 30, 2004.

The cash operating efficiency ratio, a key measure of expense management, was 48.29% for the second quarter of 2005 versus 49.01% for the comparable period in 2004 and 48.68% for the first quarter of 2005. Return on average assets for the second quarter of 2005 was 1.79%; return on average tangible equity was 19.64%; and the ratio of average tangible equity to average tangible assets was 9.67%.  These ratios were 1.75%, 18.57% and 10.00%, respectively, for the first quarter of 2005. See Footnotes No. 1, 2 and 3 on page 15 for a reconciliation of the GAAP and non-GAAP measures referred to in this paragraph.

For the six months ended June 30, 2005, return on average assets was 1.77%; return on average tangible equity was 19.11%; and the ratio of average tangible equity to average tangible assets was 9.83%. See Footnotes No. 1, 2 and 3 on page 15 for a reconciliation of the GAAP and non-GAAP measures referred to in this paragraph.

At June 30, 2005, total assets increased by 13.9% to $16.1 billion and total loans increased by 16.4% to $11.4 billion from June 30, 2004.  Total deposits increased by 11.2% from the prior year to $11.8 billion at June 30, 2005.  The acquisition of CBNV accounted for growth in total assets, total loans and total deposits of 7.4%, 6.9% and 6.0%, respectively. Shareholders’ equity increased by 15.2% to $2.1 billion from a year earlier.  This increase includes shares issued in the CBNV acquisition, which were valued at $124.4 million.  Effective at the May 2005 Board meeting, the quarterly dividend rate was increased by 8.6% to $0.38 from $0.35 per share.

Mercantile Bankshares Corporation, with more than $16 billion in assets, is a regional multibank holding company with headquarters in Baltimore, Maryland.  Its affiliated banks, with 239 branch locations, serve communities in Maryland, Washington, D.C., Northern Virginia, the Delmarva Peninsula and southern Pennsylvania.  The lead bank, Mercantile-Safe Deposit and Trust Company, represents approximately 40% of total assets and operates 56 offices in Maryland, Northern Virginia, Washington, D.C., and southern Pennsylvania. Additional information is available at www.mercantile.com.

Cautionary Statement

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). Bankshares’ management uses these operating earnings measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude intangible assets and the amortization of intangible assets related to the consummation of mergers. These operating earnings measures may also exclude other significant gains, losses or expenses that are not considered components of core operations. Since these items and their impact on Bankshares’ performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results and financial position of Bankshares’ core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to operating earnings performance measures that may be presented by other companies.

This release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  A forward-looking statement encompasses any estimate, prediction, opinion or statement of belief contained in this release and the underlying management assumptions. Forward-looking statements are based on current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions, and results may ultimately vary from the statements made in this release.

Earnings Conference Call

Mercantile CEO Edward J. Kelly, III and CFO Terry L. Troupe will review second quarter 2005 earnings in a conference call and audio webcast on Tuesday, July 26, 2005 at 10:00 a.m. EDT.

To participate in the call, please dial 1-888-889-5345 or internationally, 973-339-3086 ten minutes prior to the start of the call and ask to be connected to the Mercantile Bankshares conference call. A webcast of the conference call also will be available on the Internet at http://www.mrbk.com/invest/share_news.html, Investor Relations, Shareholder News.

The conference call will be available for replay until August 9, 2005 at www.mercantile.com, Investor Relations, Shareholder News.  An audio replay also is available until August 9, 2005 by dialing 877-519-4471 and the access code/pin # 4644353.

Additional financial information is attached.

David E. Borowy

Investor Relations

(410) 347-8361

David.Borowy@Mercantile.com

MERCANTILE BANKSHARES CORPORATION CONSOLIDATED FINANCIAL SUMMARY
(In thousands, except per share data)

	For the Six Months Ended			For the Quarter Ended
	June 30,			June 30,
			% Incr.			% Incr.
	2005	2004	(Decr.)	2005	2004	(Decr.)
OPERATING RESULTS
Net interest income (1)	$295,450	$263,889	12.0%	$152,367	$133,484	14.1%
Net interest income - taxable equivalent (1)	298,683	267,289	11.7	154,023	135,159	14.0
Provision for loan losses	756	4,779	(84.2)	—	2,353	(100.0)
Net income	130,500	112,010	16.5	67,873	56,313	20.5

PER COMMON SHARE DATA
Basic net income	$1.63	$1.41	15.6%	$.84	$.71	18.3%
Diluted net income	1.62	1.40	15.7	.84	.71	18.3
Dividends paid	.73	.68	7.4	.38	.35	8.6
Book value at period end	25.87	23.28	11.1
Market value at period end	51.53	46.82	10.1
Market range:
High	52.80	47.93	10.2	52.80	47.93	10.2
Low	48.40	40.31	20.1	48.58	40.31	20.5

AVERAGE BALANCE SHEET DATA
Total loans	$10,608,428	$9,481,159	11.9%	$10,899,263	$9,623,884	13.3%
Total earning assets	13,532,813	12,518,399	8.1	13,840,991	12,668,674	9.3
Total assets	14,872,933	13,777,417	8.0	15,233,571	13,939,185	9.3
Total deposits	10,997,532	10,232,451	7.5	11,273,220	10,398,257	8.4
Shareholders’ equity	1,996,444	1,848,838	8.0	2,042,104	1,851,761	10.3

STATISTICS AND RATIOS (Net income annualized)
Return on average assets	1.77%	1.63%		1.79%	1.62%
Return on average equity (2)	13.18	12.18		13.33	12.23
Return on average tangible equity (2)	19.11	18.10		19.64	18.14
Average equity to average assets (2)	13.42	13.42		13.41	13.28
Average tangible equity to average tangible assets (2)	9.83	9.64		9.67	9.55
Net interest rate spread - taxable equivalent	3.97	3.96		3.95	3.96
Net interest margin on earning assets - taxable equivalent	4.45	4.29		4.46	4.29
Efficiency ratio (1),(3)	48.98	50.26		48.54	50.12
Operating efficiency ratio (1),(3)	48.48	49.13		48.29	49.01
Dividend payout ratio	44.79	48.23		45.24	49.30

Bank offices	239	229	10
Employees	3,630	3,508	122

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs / (recoveries)	$(257)	$1,685	(115.3)%	$(998)	$557	(279.2)%
Nonaccrual loans	26,909	39,888	(32.5)
Restructured loans	—	—	—
Total nonperforming loans	26,909	39,888	(32.5)
Other real estate owned, net	777	402	93.3
Total nonperforming assets	27,686	40,290	(31.3)

CREDIT QUALITY RATIOS
Provision for loan losses (annualized) as a percent of period-end loans	.01%	.10%		—%	.10%
Net charge-offs / (recoveries) - annualized as a percent of period-end loans	—	.03		(.04)	.02
Nonperforming loans as a percent of period-end loans	.24	.41
Allowance for loan losses as a percent of period-end loans	1.38	1.62
Allowance for loan losses as a percent of nonperforming loans	583.82	397.19
Other real estate owned as a percent of period-end loans and other real estate owned	.01	—
Nonperforming assets as a percent of period-end loans and other real estate owned	.24	.41
Nonperforming assets as a percent of total assets	.17	.29

In view of the changing conditions in the national economy, the effect of actions taken by regulatory authorities and normal seasonal factors, the results for the interim period are not necessarily indicative of annual performance.  For comparability, certain prior period amounts have been reclassified to conform with current period presentation.

(1),(2),(3)  See page 15 of 15 for additional information.

MERCANTILE BANKSHARES CORPORATION STATEMENTS OF CONSOLIDATED INCOME
(In thousands, except per share data)

	For the Six Months Ended				For the Quarter Ended
	June 30,				June 30,
			Increase/(Decrease)				Increase/(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
INTEREST INCOME
Interest and fees on loans	$322,421	$261,300	$61,121	23.4%	$169,877	$132,171	$37,706	28.5%
Interest and dividends on investment securities:
Taxable interest income	50,366	53,566	(3,200)	(6.0)	25,374	26,165	(791)	(3.0)
Tax-exempt interest income	1,509	1,697	(188)	(11.1)	788	820	(32)	(3.9)
Other investment income	1,227	685	542	79.1	583	352	231	65.6
	53,102	55,948	(2,846)	(5.1)	26,745	27,337	(592)	(2.2)
Other interest income	786	640	146	22.8	442	534	(92)	(17.2)
Total interest income	376,309	317,888	58,421	18.4	197,064	160,042	37,022	23.1

INTEREST EXPENSE
Interest on deposits	56,689	40,640	16,049	39.5	31,384	19,873	11,511	57.9
Interest on short-term borrowings	9,526	2,899	6,627	228.6	5,484	1,480	4,004	270.5
Interest on long-term debt	14,644	10,460	4,184	40.0	7,829	5,205	2,624	50.4
Total interest expense	80,859	53,999	26,860	49.7	44,697	26,558	18,139	68.3

NET INTEREST INCOME	295,450	263,889	31,561	12.0	152,367	133,484	18,883	14.1
Provision for loan losses	756	4,779	(4,023)	(84.2)	—	2,353	(2,353)	(100.0)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	294,694	259,110	35,584	13.7	152,367	131,131	21,236	16.2

NONINTEREST INCOME
Investment and wealth management	47,837	44,919	2,918	6.5	23,780	22,936	844	3.7
Service charges on deposit accounts	21,514	21,673	(159)	(0.7)	11,088	10,981	107	1.0
Mortgage banking-related fees	5,178	5,233	(55)	(1.1)	2,895	2,293	602	26.3
Investment securities gains and (losses)	513	535	(22)	(4.1)	99	590	(491)	(83.2)
Nonmarketable investments	9,493	4,654	4,839	104.0	4,222	450	3,772	838.2
Other income	33,400	27,266	6,134	22.5	17,982	13,876	4,106	29.6
Total noninterest income	117,935	104,280	13,655	13.1	60,066	51,126	8,940	17.5

NONINTEREST EXPENSES
Salaries	96,734	89,477	7,257	8.1	50,180	44,689	5,491	12.3
Employee benefits	23,853	23,441	412	1.8	11,956	10,928	1,028	9.4
Net occupancy expense of bank premises	13,779	11,879	1,900	16.0	6,857	5,819	1,038	17.8
Furniture and equipment expenses	15,203	14,937	266	1.8	7,924	7,573	351	4.6
Communications and supplies	8,059	8,499	(440)	(5.2)	4,019	4,195	(176)	(4.2)
Other expenses	46,438	38,520	7,918	20.6	22,977	20,163	2,814	14.0
Total noninterest expenses	204,066	186,753	17,313	9.3	103,913	93,367	10,546	11.3

Income before income taxes	208,563	176,637	31,926	18.1	108,520	88,890	19,630	22.1
Applicable income taxes	78,063	64,627	13,436	20.8	40,647	32,577	8,070	24.8

NET INCOME	$130,500	$112,010	$18,490	16.5	$67,873	$56,313	$11,560	20.5

Weighted average shares outstanding	79,875	79,422	453	0.6	80,514	79,119	1,395	1.8

Adjusted weighted average shares outstanding	80,521	80,007	514	0.6	81,161	79,751	1,410	1.8

NET INCOME PER COMMON SHARE:
Basic	$1.63	$1.41	$.22	15.6	$.84	$.71	$.13	18.3
Diluted	$1.62	$1.40	$.22	15.7	$.84	$.71	$.13	18.3

MERCANTILE BANKSHARES CORPORATION CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	June 30,
			Increase/(Decrease)
	2005	2004	Amount	%
ASSETS

Cash and due from banks	$382,695	$296,046	$86,649	29.3%
Interest-bearing deposits in other banks	200	158	42	26.6
Investment securities:
Available-for-sale at fair value
U.S. Treasury and government agencies	1,392,422	1,576,715	(184,293)	(11.7)
Mortgage-backed securities	1,424,233	1,221,506	202,727	16.6
States and political subdivisions	78,868	69,284	9,584	13.8
Other investments	64,752	67,957	(3,205)	(4.7)
Held-to-maturity
States and political subdivisions - fair value of $18,788 (2005) and $26,590 (2004)	18,056	25,663	(7,607)	(29.6)
Total investment securities	2,978,331	2,961,125	17,206	0.6

Federal funds sold	95,102	125,000	(29,898)	(23.9)
Loans held-for-sale	16,754	747	16,007	2,142.8

Loans	11,364,306	9,762,110	1,602,196	16.4
Less: allowance for loan losses	(157,101)	(158,431)	(1,330)	(0.8)
Loans, net	11,207,205	9,603,679	1,603,526	16.7

Bank premises and equipment, net	147,774	141,523	6,251	4.4
Other real estate owned, net	777	402	375	93.3
Goodwill	667,465	517,615	149,850	29.0
Other intangible assets, net	49,830	52,478	(2,648)	(5.0)
Other assets	546,861	431,372	115,489	26.8
Total assets	$16,092,994	$14,130,145	$1,962,849	13.9

LIABILITIES

Deposits:
Noninterest-bearing deposits	$3,293,344	$3,043,242	$250,102	8.2
Interest-bearing deposits	8,537,407	7,600,452	936,955	12.3
Total deposits	11,830,751	10,643,694	1,187,057	11.2
Short-term borrowings	1,192,782	891,879	300,903	33.7
Accrued expenses and other liabilities	140,390	115,705	24,685	21.3
Long-term debt	807,954	637,570	170,384	26.7
Total liabilities	13,971,877	12,288,848	1,683,029	13.7

SHAREHOLDERS’ EQUITY

Preferred stock, no par value; authorized 2,000,000 shares; issued and outstanding—None
Common stock, $2 par value; authorized 130,000,000 shares	163,965	158,178	5,787	3.7
Capital surplus	665,006	522,758	142,248	27.2
Retained earnings	1,302,869	1,168,462	134,407	11.5
Accumulated other comprehensive loss	(10,723)	(8,101)	(2,622)	(32.4)
Total shareholders’ equity	2,121,117	1,841,297	279,820	15.2
Total liabilities and shareholders’ equity	$16,092,994	$14,130,145	$1,962,849	13.9

Actual shares outstanding	81,982	79,089	2,893	3.7
Book value per common share	$25.87	$23.28	$2.59	11.1

MERCANTILE BANKSHARES CORPORATION CONSOLIDATED AVERAGE BALANCE SHEETS
(In thousands)

	For the Six Months Ended June 30,				For the Quarter Ended June 30,
	2005		2004		2005		2004
	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)
	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate
Earning assets
Loans:
Commercial	$2,887,558	6.11%	$2,671,562	5.16%	$2,926,234	6.31%	$2,719,232	5.15%
Commercial real estate	3,249,322	6.40	2,828,463	5.85	3,363,924	6.51	2,879,434	5.82
Construction	1,385,942	6.46	1,108,601	5.19	1,442,621	6.66	1,113,301	5.21
Residential real estate	1,543,792	5.84	1,398,153	5.98	1,570,002	5.86	1,437,331	5.91
Consumer	1,541,814	5.87	1,474,380	5.80	1,596,482	5.90	1,474,586	5.81
Total loans	10,608,428	6.17	9,481,159	5.59	10,899,263	6.29	9,623,884	5.57

Federal funds sold, et al	36,404	4.35	71,648	1.79	40,904	4.33	95,504	2.24

Securities:(2)
Taxable securities
U.S. Treasury securities and government agencies	1,404,011	3.40	1,550,468	3.82	1,382,037	3.37	1,543,661	3.74
Mortgage-backed	1,334,525	4.03	1,266,028	3.83	1,365,012	4.05	1,254,512	3.78
Other investments	64,500	3.87	47,767	2.93	65,051	3.63	52,773	2.73
Tax-exempt securities
States and political subdivisions	84,750	5.94	101,171	5.58	88,537	5.90	98,182	5.55
Total securities	2,887,786	3.78	2,965,434	3.87	2,900,637	3.77	2,949,128	3.80

Interest-bearing deposits in other banks	195	1.23	158	1.07	187	1.31	158	1.06
Total earning assets	13,532,813	5.66	12,518,399	5.16	13,840,991	5.76	12,668,674	5.13

Cash and due from banks	296,227		291,982		301,484		298,440
Bank premises and equipment, net	142,895		141,694		144,347		141,757
Other assets	1,052,279		982,598		1,099,607		988,430
Less: allowance for loan losses	(151,281)		(157,256)		(152,858)		(158,116)
Total assets	$14,872,933		$13,777,417		$15,233,571		$13,939,185

Interest-bearing liabilities
Deposits:
Savings	$1,461,782	0.34	$1,399,234	0.29	$1,463,960	0.36	$1,434,288	0.29
Checking plus interest	1,384,616	0.16	1,269,432	0.15	1,418,337	0.16	1,302,313	0.15
Money market	1,562,736	1.04	1,577,378	0.57	1,574,422	1.15	1,564,295	0.54
Time deposits $100,000 and over	1,523,393	2.82	1,301,407	1.90	1,618,161	2.97	1,315,119	1.82
Other time deposits	1,983,713	2.41	1,967,533	2.14	2,060,974	2.54	1,955,632	2.12
Total interest-bearing deposits	7,916,240	1.44	7,514,984	1.09	8,135,854	1.55	7,571,647	1.06

Short-term borrowings	1,011,161	1.90	915,121	0.64	1,021,281	2.15	910,854	0.65
Long-term debt	715,859	4.13	648,817	3.24	742,056	4.23	648,576	3.23
Total interest-bearing funds	9,643,260	1.69	9,078,922	1.20	9,899,191	1.81	9,131,077	1.17

Noninterest-bearing deposits	3,081,292		2,717,467		3,137,366		2,826,610
Other liabilities and accrued expenses	151,937		132,190		154,910		129,737
Total liabilities	12,876,489		11,928,579		13,191,467		12,087,424
Shareholders’ equity	1,996,444		1,848,838		2,042,104		1,851,761
Total liabilities & shareholders’ equity	$14,872,933		$13,777,417		$15,233,571		$13,939,185

Net interest rate spread		3.97%		3.96%		3.95%		3.96%
Effect of noninterest-bearing funds		0.48		0.33		0.51		0.33
Net interest margin on earning assets		4.45%		4.29%		4.46%		4.29%

(1) Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.

(2) Balances reported at amortized cost; excludes unrealized gains (losses) on securities available-for-sale.

MERCANTILE BANKSHARES CORPORATION SUPPLEMENTAL LOAN INFORMATION BY QUARTER
(In thousands)

	2Q 05	1Q 05	4Q 04	3Q 04	2Q 04
PERIOD-END LOANS BY TYPE
Commercial, Industrial and Agricultural Loans	$2,867,315	$2,797,435	$2,813,325	$2,783,037	$2,715,173
Commercial and Agricultural Real Estate Loans	3,585,592	3,180,853	3,122,701	3,022,463	2,918,642
Construction and Land Development Loans	1,560,149	1,347,365	1,268,350	1,170,704	1,129,208
1-4 Family Residential Loans (Excludes H/E Lines)	1,581,472	1,543,778	1,486,106	1,496,222	1,468,804
Consumer Loans (Excludes H/E Lines)	1,196,332	993,966	989,121	1,010,748	1,024,012
Home Equity Lines	517,342	493,074	495,462	473,089	448,288
Lease Financing	56,104	56,751	53,368	58,051	57,983
TOTAL LOANS AT END OF PERIOD	$11,364,306	$10,413,222	$10,228,433	$10,014,314	$9,762,110

NONPERFORMING LOANS BY TYPE
Commercial, Industrial and Agricultural Loans	$21,770	$25,637	$25,030	$31,855	$34,002
Commercial and Agricultural Real Estate Loans	2,848	2,775	1,959	2,925	2,197
Construction and Land Development Loans	378	6	9	25	155
1-4 Family Residential Loans (Excludes H/E Lines)	1,238	1,642	2,748	2,675	2,518
Consumer Loans (Excludes H/E Lines)	379	442	372	620	265
Home Equity Lines	86	370	300	256	81
Lease Financing	210	362	480	546	670
TOTAL NONPERFORMING LOANS AT END OF PERIOD	$26,909	$31,234	$30,898	$38,902	$39,888

LOANS PAST DUE 30-89 DAYS BY TYPE
Commercial, Industrial and Agricultural Loans	$6,256	$3,402	$6,087	$11,984	$4,831
Commercial and Agricultural Real Estate Loans	14,634	6,076	8,325	8,095	6,732
Construction and Land Development Loans	9,551	20,656	20,199	1,544	2,844
1-4 Family Residential Loans (Excludes H/E Lines)	8,144	13,025	11,811	8,846	12,370
Consumer Loans (Excludes H/E Lines)	4,449	3,975	4,510	5,235	5,324
Home Equity Lines	697	351	445	778	898
Lease Financing	—	—	86	—	119
TOTAL LOANS PAST DUE 30-89 DAYS	$43,731	$47,485	$51,463	$36,482	$33,118

CHARGE-OFFS BY LOAN TYPE
Commercial, Industrial and Agricultural Loans	$383	$1,299	$12,341	$142	$255
Commercial and Agricultural Real Estate Loans	—	32	—	39	—
Construction and Land Development Loans	—	—	—	—	—
1-4 Family Residential Loans (Excludes H/E Lines)	3	11	43	255	28
Consumer Loans (Excludes H/E Lines)	718	600	995	1,081	1,260
Home Equity Lines	69	—	—	—	—
Lease Financing	—	—	—	5	—
TOTAL CHARGE-OFFS	$1,173	$1,942	$13,379	$1,522	$1,543

RECOVERIES BY LOAN TYPE
Commercial, Industrial and Agricultural Loans	$465	$469	$147	$1,178	$237
Commercial and Agricultural Real Estate Loans	118	6	67	25	8
Construction and Land Development Loans	1	—	1	—	—
1-4 Family Residential Loans (Excludes H/E Lines)	30	35	20	167	139
Consumer Loans (Excludes H/E Lines)	1,037	565	592	626	602
Home Equity Lines	—	—	7	94	—
Lease Financing	520	126	106	—	—
TOTAL RECOVERIES	$2,171	$1,201	$940	$2,090	$986

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER

	2Q 05	1Q 05	4Q 04	3Q 04	2Q 04
	(Dollars in billions)
INVESTMENT AND WEALTH MANAGEMENT ASSET DATA (End of Period) *
Personal
Assets with Investment Responsibility	$8.2	$8.5	$8.7	$8.3	$8.4
Assets with no Investment Responsibility	3.8	3.6	3.6	3.2	3.2
Total Personal	12.0	12.1	12.3	11.5	11.6

Institutional
Assets with Investment Responsibility	13.3	13.0	13.1	12.8	12.4
Assets with no Investment Responsibility	22.8	22.7	22.2	21.9	21.6
Total Institutional	36.1	35.7	35.3	34.7	34.0

Mutual Funds Not Included Above	0.2	0.2	0.2	0.3	0.3

Total
Assets with Investment Responsibility	21.7	21.7	22.0	21.4	21.1
Assets with no Investment Responsibility	26.6	26.3	25.8	25.1	24.8
Total Assets Under Administration	$48.3	$48.0	$47.8	$46.5	$45.9

* Prior period amounts have been restated.

	(Dollars in thousands)
OTHER INTANGIBLE ASSETS INFORMATION
EOP Deposit Intangibles, Net	$36,832	$33,501	$34,867	$36,234	$37,601
EOP Mortgage Servicing Rights, Net	1,289	266	357	574	713
EOP Other Intangible Assets, Net	11,709	12,355	13,002	13,583	14,164
EOP Total Other Intangible Assets, Net	$49,830	$46,122	$48,226	$50,391	$52,478

Amortization of Deposit Intangibles	$1,447	$1,367	$1,367	$1,367	$1,367
Amortization of Mortgage Servicing Rights	81	54	56	91	104
Amortization of Other Intangible Assets	651	651	586	586	586
Total Amortization of Other Intangible Assets	$2,179	$2,072	$2,009	$2,044	$2,057

	(Dollars in thousands)
PRINCIPAL BALANCE OF LOANS SERVICED FOR OTHERS
EOP 1-4 Family Residential Mortgages (owned)	$50,283	$52,210	$56,182	$60,847	$78,984
EOP Commercial Mortgages (owned)	1,830,277	1,839,417	1,871,615	1,848,979	1,921,559
EOP Commercial Mortgages (not owned)	4,164,748	4,148,513	4,086,382	3,857,472	3,608,780
EOP Total Principal Balance of Loans Serviced For Others	$6,045,308	$6,040,140	$6,014,179	$5,767,298	$5,609,323

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL INFORMATION BY QUARTER
(In thousands, except per share data)

						2Q 05	2Q 05
						vs	vs
	2Q 05	1Q 05	4Q 04	3Q 04	2Q 04	1Q 05	2Q 04
OPERATING RESULTS
Net interest income (1)	$152,367	$143,083	$143,710	$138,182	$133,484	6.5%	14.1%
Net interest income - taxable equivalent (1)	154,023	144,660	145,370	139,866	135,159	6.5	14.0
Provision for loan losses	—	756	—	2,442	2,353	(100.0)	(100.0)
Net income	67,873	62,627	60,612	56,785	56,313	8.4	20.5

PER COMMON SHARE DATA
Basic net income	$.84	$.79	$.77	$.72	$.71	6.3%	18.3%
Diluted net income	.84	.78	.76	.71	.71	7.7	18.3
Dividends paid	.38	.35	.35	.35	.35	8.6	8.6
Book value at period end	25.87	24.39	24.18	23.85	23.28	6.1	11.1
Market value at period end	51.53	50.86	52.20	47.96	46.82	1.3	10.1
Market range:
High	52.80	52.35	53.09	49.34	47.93	0.9	10.2
Low	48.58	48.40	47.07	44.18	40.31	0.4	20.5

AVERAGE BALANCE SHEET DATA
Total loans	$10,899,263	$10,314,361	$10,084,344	$9,825,793	$9,623,884	5.7%	13.3%
Total earning assets	13,840,991	13,221,167	13,056,972	12,831,612	12,668,674	4.7	9.3
Total assets	15,233,571	14,508,344	14,310,894	14,099,488	13,939,185	5.0	9.3
Total deposits	11,273,220	10,718,734	10,675,933	10,507,716	10,398,257	5.2	8.4
Shareholders’ equity	2,042,104	1,950,276	1,911,151	1,877,844	1,851,761	4.7	10.3

STATISTICS AND RATIOS (Net income annualized)
Return on average assets	1.79%	1.75%	1.68%	1.60%	1.62%
Return on average equity (2)	13.33	13.02	12.62	12.03	12.23
Return on average tangible equity (2)	19.64	18.57	18.16	17.63	18.14
Average equity to average assets (2)	13.41	13.44	13.35	13.32	13.28
Average tangible equity to average tangible assets (2)	9.67	10.00	9.84	9.67	9.55
Net interest rate spread - taxable equivalent	3.95	3.99	4.02	3.99	3.96
Net interest margin on earning assets - taxable equivalent	4.46	4.44	4.43	4.34	4.29
Efficiency ratio (1),(3)	48.54	49.45	52.70	51.20	50.12
Operating efficiency ratio (1),(3)	48.29	48.68	51.20	48.96	49.01
Dividend payout ratio	45.24	44.30	45.45	48.61	49.30

Bank offices	239	225	226	229	229	14	10
Employees	3,630	3,423	3,479	3,418	3,508	207	122

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs / (recoveries)	$(998)	$741	$12,439	$(568)	$557	(234.7)%	(279.2)%
Nonaccrual loans	26,909	31,234	30,898	38,902	39,888	(13.8)	(32.5)
Restructured loans	—	—	—	—	—	—	—
Total nonperforming loans	26,909	31,234	30,898	38,902	39,888	(13.8)	(32.5)
Other real estate owned, net	777	145	212	388	402	435.9	93.3
Total nonperforming assets	27,686	31,379	31,110	39,290	40,290	(11.8)	(31.3)

CREDIT QUALITY RATIOS
Provision for loan losses (annualized) as a percent of period-end loans	—%	.03%	—%	.10%	.10%
Net charge-offs / (recoveries) - annualized as a percent of period-end loans	(.04)	.03	.48	(.02)	.02
Nonperforming loans as a percent of period-end loans	.24	.30	.30	.39	.41
Allowance for loan losses as a percent of period-end loans	1.38	1.43	1.46	1.61	1.62
Allowance for loan losses as a percent of nonperforming loans	583.82	477.10	482.24	414.99	397.19
Other real estate owned as a percent of period-end loans and other real estate owned	.01	—	—	—	—
Nonperforming assets as a percent of period-end loans and other real estate owned	.24	.30	.30	.39	.41
Nonperforming assets as a percent of total assets	.17	.21	.22	.27	.29

(1),(2),(3) See page 15 of 15 for additional information.

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
(In thousands, except per share data)

						2Q 05	2Q 05
						vs	vs
	2Q 05	1Q 05	4Q 04	3Q 04	2Q 04	1Q 05	2Q 04
INTEREST INCOME
Interest and fees on loans	$169,877	$152,544	$147,114	$138,117	$132,171	11.4%	28.5%
Interest and dividends on investment securities:
Taxable interest income	25,374	24,992	25,809	26,048	26,165	1.5	(3.0)
Tax-exempt interest income	788	721	766	803	820	9.3	(3.9)
Other investment income	583	644	1,157	472	352	(9.5)	65.6
	26,745	26,357	27,732	27,323	27,337	1.5	(2.2)
Other interest income	442	344	414	449	534	28.5	(17.2)
Total interest income	197,064	179,245	175,260	165,889	160,042	9.9	23.1

INTEREST EXPENSE
Interest on deposits	31,384	25,305	22,621	20,142	19,873	24.0	57.9
Interest on short-term borrowings	5,484	4,042	2,955	1,990	1,480	35.7	270.5
Interest on long-term debt	7,829	6,815	5,974	5,575	5,205	14.9	50.4
Total interest expense	44,697	36,162	31,550	27,707	26,558	23.6	68.3

NET INTEREST INCOME	152,367	143,083	143,710	138,182	133,484	6.5	14.1
Provision for loan losses	—	756	—	2,442	2,353	(100.0)	(100.0)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	152,367	142,327	143,710	135,740	131,131	7.1	16.2

NONINTEREST INCOME
Investment and wealth management	23,780	24,057	22,735	22,396	22,936	(1.2)	3.7
Service charges on deposit accounts	11,088	10,426	11,312	11,278	10,981	6.3	1.0
Mortgage banking-related fees	2,895	2,283	3,199	3,063	2,293	26.8	26.3
Investment securities gains and (losses)	99	414	705	(1)	590	(76.1)	(83.2)
Nonmarketable investments	4,222	5,271	4,001	2,767	450	(19.9)	838.2
Other income	17,982	15,418	13,776	14,418	13,876	16.6	29.6
Total noninterest income	60,066	57,869	55,728	53,921	51,126	3.8	17.5

NONINTEREST EXPENSES
Salaries	50,180	46,554	49,448	48,696	44,689	7.8	12.3
Employee benefits	11,956	11,897	10,678	10,557	10,928	0.5	9.4
Net occupancy expense of bank premises	6,857	6,922	6,300	6,128	5,819	(0.9)	17.8
Furniture and equipment expenses	7,924	7,279	8,566	7,936	7,573	8.9	4.6
Communications and supplies	4,019	4,040	4,294	4,111	4,195	(0.5)	(4.2)
Other expenses	22,977	23,461	26,702	21,789	20,163	(2.1)	14.0
Total noninterest expenses	103,913	100,153	105,988	99,217	93,367	3.8	11.3

Income before income taxes	108,520	100,043	93,450	90,444	88,890	8.5	22.1
Applicable income taxes	40,647	37,416	32,838	33,659	32,577	8.6	24.8

NET INCOME	$67,873	$62,627	$60,612	$56,785	$56,313	8.4	20.5

Weighted average shares outstanding	80,514	79,228	79,075	78,965	79,119	1.6	1.8

Adjusted weighted average shares outstanding	81,161	79,875	79,800	79,611	79,751	1.6	1.8

NET INCOME PER COMMON SHARE:
Basic	$.84	$.79	$.77	$.72	$.71	6.3	18.3
Diluted	$.84	$.78	$.76	$.71	$.71	7.7	18.3

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL INFORMATION BY QUARTER
(In thousands)

						2Q 05	2Q 05
						vs	vs
Noninterest Income	2Q 05	1Q 05	4Q 04	3Q 04	2Q 04	1Q 05	2Q 04
Investment and wealth management	$23,780	$24,057	$22,735	$22,396	$22,936	(1.2)%	3.7%
Service charges on deposit accounts	11,088	10,426	11,312	11,278	10,981	6.3	1.0
Mortgage banking-related fees:
Commercial	2,092	1,837	2,600	2,395	1,563	13.9	33.8
Residential	803	446	599	668	730	80.0	10.0
Total mortgage banking-related fees	2,895	2,283	3,199	3,063	2,293	26.8	26.3
Investment securities gains and (losses)	99	414	705	(1)	590	(76.1)	(83.2)
Nonmarketable investments
Private equity and other investments	4,569	2,461	179	1,628	373	85.7	1,124.9
Hedge funds	(1,245)	1,964	2,875	341	(708)	(163.4)	(75.8)
Bank-owned life insurance	898	846	947	798	785	6.1	14.4
Total nonmarketable investments	4,222	5,271	4,001	2,767	450	(19.9)	838.2
Other income:
Electronic banking fees	5,954	5,173	5,312	6,029	6,008	15.1	(0.9)
Charges and fees on loans	3,020	2,795	2,892	2,647	2,835	8.1	6.5
Insurance	3,558	4,540	3,046	3,218	3,267	(21.6)	8.9
All other income	5,450	2,910	2,526	2,524	1,766	87.3	208.6
Total other income	17,982	15,418	13,776	14,418	13,876	16.6	29.6
Total	$60,066	$57,869	$55,728	$53,921	$51,126	3.8	17.5

						2Q 05	2Q 05
						vs	vs
Noninterest Expenses	2Q 05	1Q 05	4Q 04	3Q 04	2Q 04	1Q 05	2Q 04
Salaries	$50,180	$46,554	$49,448	$48,696	$44,689	7.8%	12.3%
Employee benefits	11,956	11,897	10,678	10,557	10,928	0.5	9.4
Net occupancy expense of bank premises	6,857	6,922	6,300	6,128	5,819	(0.9)	17.8
Furniture and equipment expenses	7,924	7,279	8,566	7,936	7,573	8.9	4.6
Communications and supplies	4,019	4,040	4,294	4,111	4,195	(0.5)	(4.2)
Other expenses:
Professional services	4,882	5,125	9,315	7,157	4,996	(4.7)	(2.3)
Advertising and promotional expenses	2,677	1,711	2,833	1,747	2,135	56.5	25.4
Electronic banking expenses	3,177	3,241	3,051	3,299	3,006	(2.0)	5.7
Amortization of intangible assets	2,179	2,072	2,009	2,044	2,057	5.2	5.9
Outsourcing expenses	2,383	2,690	1,305	1,351	1,227	(11.4)	94.2
All other expenses	7,679	8,622	8,189	6,191	6,742	(10.9)	13.9
Total other expenses	22,977	23,461	26,702	21,789	20,163	(2.1)	14.0
Total	$103,913	$100,153	$105,988	$99,217	$93,367	3.8	11.3

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
(In thousands)

											Average Balance
											2Q 05	2Q 05
											vs	vs
	2Q 05		1Q 05		4Q 04		3Q 04		2Q 04		1Q 05	2Q 04
Earning assets	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)
Loans:	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate
Commercial	$2,926,234	6.31%	$2,848,452	5.90%	$2,813,318	5.63%	$2,744,195	5.34%	$2,719,232	5.15%	2.7%	7.6%
Commercial real estate	3,363,924	6.51	3,133,446	6.28	3,083,266	6.09	2,969,515	5.91	2,879,434	5.82	7.4	16.8
Construction	1,442,621	6.66	1,328,633	6.24	1,215,282	5.93	1,142,921	5.49	1,113,301	5.21	8.6	29.6
Residential real estate	1,570,002	5.86	1,517,291	5.83	1,488,523	5.84	1,490,763	5.80	1,437,331	5.91	3.5	9.2
Consumer	1,596,482	5.90	1,486,539	5.84	1,483,955	5.70	1,478,399	5.60	1,474,586	5.81	7.4	8.3
Total loans	10,899,263	6.29	10,314,361	6.04	10,084,344	5.85	9,825,793	5.64	9,623,884	5.57	5.7	13.3

Federal funds sold, et al	40,904	4.33	31,854	4.37	44,113	3.72	50,035	3.57	95,504	2.24	28.4	(57.2)

Securities: (2)
Taxable securities
U.S. Treasury and gov. agencies	1,382,037	3.37	1,426,230	3.43	1,532,514	3.53	1,571,102	3.59	1,543,661	3.74	(3.1)	(10.5)
Mortgage-backed	1,365,012	4.05	1,303,700	4.02	1,243,520	3.90	1,228,539	3.84	1,254,512	3.78	4.7	8.8
Other investments	65,051	3.63	63,943	4.12	68,004	7.12	65,264	2.90	52,773	2.73	1.7	23.3
Tax-exempt securities States and political subdivisions	88,537	5.90	80,921	5.97	84,319	5.99	90,721	5.82	98,182	5.55	9.4	(9.8)
Total securities	2,900,637	3.77	2,874,794	3.79	2,928,357	3.84	2,955,626	3.75	2,949,128	3.80	0.9	(1.6)

Interest-bearing deposits in other banks	187	1.31	158	1.47	158	1.45	158	1.08	158	1.06	18.4	18.4
Total earning assets	13,840,991	5.76	13,221,167	5.55	13,056,972	5.39	12,831,612	5.20	12,668,674	5.13	4.7	9.3

Cash and due from banks	301,484		290,911		285,742		296,203		298,440		3.6	1.0
Bank premises and equipment, net	144,347		141,426		140,556		141,536		141,757		2.1	1.8
Other assets	1,099,607		1,004,526		985,411		990,468		988,430		9.5	11.2
Less: allowance for loan losses	(152,858)		(149,686)		(157,787)		(160,331)		(158,116)		2.1	(3.3)
Total assets	$15,233,571		$14,508,344		$14,310,894		$14,099,488		$13,939,185		5.0	9.3

Interest-bearing liabilities
Deposits:
Savings	$1,463,960	0.36	$1,459,580	0.32	$1,445,223	0.30	$1,457,432	0.29	$1,434,288	0.29	0.3	2.1
Checking plus interest	1,418,337	0.16	1,350,521	0.15	1,326,074	0.15	1,291,808	0.15	1,302,313	0.15	5.0	8.9
Money market	1,574,422	1.15	1,550,919	0.94	1,572,997	0.75	1,556,212	0.55	1,564,295	0.54	1.5	0.6
Time deposits $100,000 and over	1,618,161	2.97	1,427,571	2.66	1,354,677	2.22	1,299,918	1.90	1,315,119	1.82	13.4	23.0
Other time deposits	2,060,974	2.54	1,905,548	2.28	1,882,646	2.22	1,918,216	2.12	1,955,632	2.12	8.2	5.4
Total interest-bearing deposits	8,135,854	1.55	7,694,139	1.33	7,581,617	1.19	7,523,586	1.07	7,571,647	1.06	5.7	7.5

Short-term borrowings	1,021,281	2.15	1,000,929	1.64	956,368	1.23	942,789	0.84	910,854	0.65	2.0	12.1
Long-term debt	742,056	4.23	689,372	4.01	642,675	3.70	641,264	3.46	648,576	3.23	7.6	14.4
Total interest-bearing funds	9,899,191	1.81	9,384,440	1.56	9,180,660	1.37	9,107,639	1.21	9,131,077	1.17	5.5	8.4

Noninterest-bearing deposits	3,137,366		3,024,595		3,094,316		2,984,130		2,826,610		3.7	11.0
Other liabilities and accrued expenses	154,910		149,033		124,767		129,875		129,737		3.9	19.4
Total liabilities	13,191,467		12,558,068		12,399,743		12,221,644		12,087,424		5.0	9.1
Shareholders’ equity	2,042,104		1,950,276		1,911,151		1,877,844		1,851,761		4.7	10.3
Total liabilities & shareholders’ equity	$15,233,571		$14,508,344		$14,310,894		$14,099,488		$13,939,185		5.0	9.3

Net interest rate spread		3.95%		3.99%		4.02%		3.99%		3.96%
Effect of noninterest-bearing funds		0.51		0.45		0.41		0.35		0.33
Net interest margin on earning assets		4.46%		4.44%		4.43%		4.34%		4.29%

(1) Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.

(2) Balances reported at amortized cost; excludes unrealized gains (losses) on securities available-for-sale.

MERCANTILE BANKSHARES CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(In thousands, except per share data)

	YTD	YTD
	2005	2004	2Q 05	1Q 05	4Q 04	3Q 04	2Q 04

(1) The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. Management believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and nontaxable investments.

Net interest income (GAAP basis)	$295,450	$263,889	$152,367	$143,083	$143,710	$138,182	$133,484
Taxable-equivalent adjustment	3,233	3,400	1,656	1,577	1,660	1,684	1,675
Net interest income - taxable equivalent	$298,683	$267,289	$154,023	$144,660	$145,370	$139,866	$135,159

(2) Management excludes the balance of intangible assets and their related amortization expense from its calculation of return on average tangible equity and average tangible equity to average tangible assets. This adjustment allows management to review the core operating results and core capital position of Bankshares. This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and other intangible assets from their calculation of risk-based capital ratios.

Return on average equity (GAAP basis)	13.18%	12.18%	13.33%	13.02%	12.62%	12.03%	12.23%
Impact of excluding average intangible assets and amortization	5.93	5.92	6.31	5.55	5.54	5.60	5.91
Return on average tangible equity	19.11%	18.10%	19.64%	18.57%	18.16%	17.63%	18.14%

Average equity to average assets (GAAP basis)	13.42%	13.42%	13.41%	13.44%	13.35%	13.32%	13.28%
Impact of excluding average intangible assets and amortization	(3.59)	(3.78)	(3.74)	(3.44)	(3.51)	(3.65)	(3.73)
Average tangible equity to average tangible assets	9.83%	9.64%	9.67%	10.00%	9.84%	9.67%	9.55%

(3) The efficiency ratio is measured by dividing noninterest expenses by the sum of net interest income on an FTE basis and noninterest income. When computing the cash operating efficiency ratio and cash operating earnings, management excludes the amortization of intangible assets, restructuring charges, merger-related expenses, gains on sales of premises and gains and losses from sales of investment securities in order to assess the core operating results of Bankshares and because of the uncertainty as to timing and amount of gain or loss to be recognized.

Efficiency ratio (GAAP basis)	48.98%	50.26%	48.54%	49.45%	52.70%	51.20%	50.12%
Impact of excluding: Securities gains and (losses)	0.06	0.07	0.02	0.10	0.18	—	0.16
Gains on sales of premises	0.54	0.12	0.78	0.27	0.01	0.20	0.06
Amortization of deposit intangibles	(0.68)	(0.74)	(0.69)	(0.67)	(0.68)	(0.71)	(0.73)
Amortization of other intangibles	(0.35)	(0.36)	(0.34)	(0.35)	(0.31)	(0.35)	(0.37)
Restructuring charges	—	(0.11)	—	—	(0.70)	(1.38)	(0.23)
Merger-related expenses	(0.07)	(0.11)	(0.02)	(0.12)	—	—	—
Cash operating efficiency ratio	48.48%	49.13%	48.29%	48.68%	51.20%	48.96%	49.01%

(4) Bankshares presents cash operating earnings and diluted cash operating earnings per share in order to assess its core operating results.

Net income (GAAP basis)	$130,500	$112,010	$67,873	$62,627	$60,612	$56,785	$56,313
Less: Securities (gains) and losses, net of tax	(310)	(323)	(60)	(250)	(426)	1	(357)
Gains on sales of premises, net of tax	(2,741)	(583)	(2,048)	(693)	(26)	(442)	(144)
Plus: Amortization of deposit intangibles, net of tax	1,701	1,653	875	826	826	826	826
Amortization of other intangibles, net of tax	868	819	442	426	388	409	417
Restructuring charges, net of tax	—	251	—	—	850	1,610	251
Merger-related expenses, net of tax	183	248	27	156	—	—	—
Cash operating earnings	$130,201	$114,075	$67,109	$63,092	$62,224	$59,189	$57,306

Diluted net income per share (GAAP basis)	$1.62	$1.40	$0.84	$0.78	$0.76	$0.71	$0.71
Less: Securities (gains) and losses, net of tax	—	—	—	—	(0.01)	—	—
Gains on sales of premises, net of tax	(0.03)	—	(0.03)	(0.01)	—	(0.01)	—
Plus: Amortization of deposit intangibles, net of tax	0.02	0.02	0.01	0.01	0.01	0.01	0.01
Amortization of other intangibles, net of tax	0.01	0.01	0.01	0.01	0.01	0.01	—
Restructuring charges, net of tax	—	—	—	—	0.01	0.02	—
Merger-related expenses, net of tax	—	—	—	—	—	—	—
Diluted cash operating earnings per share	$1.62	$1.43	$0.83	$0.79	$0.78	$0.74	$0.72